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                                                                    Exhibit 10.6

                               SECURITY AGREEMENT
                                  (ALL ASSETS)

         THIS SECURITY AGREEMENT is entered into at Boston, Massachusetts, as of this 30th day of September, 2001 by and between HITTITE MICROWAVE CORPORATION, a Delaware corporation with a principal place of business at 12 Elizabeth Drive, Chelmsford, Massachusetts 01824 (hereinafter called the "Borrower") and CITIZENS BANK OF MASSACHUSETTS (hereinafter called the "Bank") with its principal place of business at 28 State Street, Boston, Massachusetts 02109.

         Except for certain masks located at various foundries, the tangible Collateral, including the Inventory and Equipment, which is the subject matter of this Agreement is, and, except as otherwise provided herein, will be, kept at: 12 Elizabeth Drive, Chelmsford, Massachusetts 01824. The Borrower warrants that the Borrower has no places of business except as set forth in the preceding sentence. All records concerning Borrower's accounts, contract rights and other property are at 12 Elizabeth Drive, Chelmsford, Massachusetts 01824.

         1. In consideration of the Bank's extending credit and other financial accommodations to the Borrower, the Borrower hereby grants to the Bank a security interest in (including, without limitation, a lien on and pledge of) all of the Borrower's Collateral (as hereinafter defined).

         The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations (as hereinafter defined). The Bank shall have the unrestricted right from time to time to apply the proceeds of any of the Collateral to any of the Obligations, as the Bank in its sole discretion may determine.

         During the continuance of this Agreement the Borrower will, at such intervals as the Bank may request, notify the Bank, upon a form satisfactory to the Bank, of all Collateral which has come into existence since the date hereof or the date of the last such notification, including, without limitation, the delivery of schedules of the Collateral and/or proceeds resulting from the sale or other disposition thereof.

         2.       The following definitions shall apply:

         (a) "Collateral" shall mean all the Borrower's present and future right, title and interest in and to any and all of the following property, whether such property be now existing or hereafter created, acquired or arising or now or hereafter received by or belonging or owing to the Borrower:

         (i)      All Inventory;

         (ii) All accounts, (as these terms are defined in the Uniform Commercial Code, as hereafter defined), including, without limiting the generality of the foregoing,

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"Health-Care-Insurance Receivables", accounts receivable, and all contract rights, and chattel paper, including without limiting the generality of the foregoing, "Electronic Chattel Paper", regardless of whether or not any of the foregoing constitute proceeds of other Collateral;

         (iii) All general intangibles, regardless of whether or not they constitute proceeds of other Collateral, including, without limitation, all the Borrower's rights (which the Bank may exercise or not as it in its sole discretion may determine) to acquire or obtain goods and/or services with respect to the manufacture, processing, storage, sale, shipment, delivery or installation of any of the Borrower's Inventory or other Collateral;

         (iv)     All products and accessions to any of the Collateral;

         (v) All liens, guaranties, securities, rights, remedies and privileges pertaining to any of the Collateral, including the right of stoppage in transit;

         (vi) All tax refunds of every kind and nature to which the Borrower is now or hereafter may become entitled no matter however arising, including, without limitation, loss carry back refunds;

         (vii) All obligations, debts and liabilities owing to the Borrower of every kind and nature, from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower, for goods sold by it or for services rendered by it, or however otherwise same may have been established or created, all guarantees and securities therefor, all right, title and interest of Borrower in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit, all rights to replevy goods, and all rights of an unpaid seller of merchandise or services, and all choses in action;

         (viii) All goodwill, trade secrets, records, files, computer programs, and software and data, customer lists, ledger sheets, trade names, trade secrets, copyrights, trademarks and patents;

         (ix) All documents and instruments (whether negotiable or nonnegotiable, and regardless of their being attached to chattel paper), including, without limitation, all notes, bills, drafts and acceptances and all, security entitlements, financial assets and other investment property, as these terms are defined in the Uniform Commercial Code;

         (x) All Equipment, including without limitation, machinery, furniture, trade fixtures and all other goods used in the conduct of the Borrower's business, and including, without limitation, all motor vehicles now or hereafter owned or acquired by the Borrower;

         (xi) All books and records (including, without limiting the generality of the foregoing all electronically recorded data), all whether now owned or existing or hereafter acquired, created or arising, including, without in any way limiting the generality of the foregoing, those relating to its accounts;

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         (xii)    All deposit accounts and other bank accounts of any kind
maintained by the Borrower with any bank, trust company, investment firm or fund, or any similar institution or organization;

         (xiii) All commercial tort claims, letters of credit and letter of credit rights, as these terms are defined in the Uniform Commercial Code; and

         (xiv) All proceeds of Collateral of every kind and nature and in whatever form, including, without limitation, both cash and noncash proceeds resulting or arising from the rendering of services by the Borrower or the sale or other disposition by the Borrower of the Inventory or other Collateral and all insurance proceeds payable under insurance policies relating to any items of Collateral and rents and profits resulting from the temporary use of Collateral;

         (b) "Contract Rights" or "contract rights" means the rights of the Borrower to payment under contracts not yet earned by performance and not evidenced by instruments or chattel paper.

         (c) "Inventory" shall include, without limitation, any and all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held by the Borrower for sale or other disposition, and also including any returned or repossessed Inventory detained from or rejected for entry into the United States by the appropriate governmental authorities, all products of and accessions to Inventory and including documents of title, whether negotiable or nonnegotiable, representing any of the foregoing.

         (d) "Debtor(s)" shall mean the Borrower's customers who are indebted to the Borrower.

         (e) "Obligation(s)" shall include, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Borrower and/or its parent, subsidiaries or affiliates, including without limitation, to the Bank at any time, each of every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser or guarantor, or as obligor of obligations due to third persons which have been endorsed or assigned to the Bank; or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted, including, without limitation, all obligations arising from or related to a Equipment and Commercial Revolving Line of Credit Agreement of even date, as it may be amended, modified, extended or replaced (hereinafter the "Credit Agreement"), and any and all overdrafts of Borrower. Said term shall also include all interest and other charges chargeable to the Borrower and all costs and expenses referred to in Paragraph 7 of this Agreement.

         (f) "Patents" shall include all of the Borrower's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof,

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including without limitation applications, registrations and recordings in the
United States Patent and Trademark Office or in any similar office or agency of the United States and State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower, and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

         (g) "Trademarks" shall include all of the Borrower's right, title and interest, present and future, in and to (a) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower; (b) all reissues, extensions or renewals thereof and all licenses thereof; and (c) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of the Borrower relating to the distribution of products bearing the Trademarks; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

         (h) "Person" or "party" shall include individuals, firms, corporations and all other entities.

         (i) "Event of Default" shall mean the occurrence of any one or more of the Events of Default as defined in the Credit Agreement, or in any other loan document now or hereafter executed by the Borrower related to the Obligations, as they may be hereafter amended, modified, substituted or replaced (collectively the "Loan Documents"), or the occurrence of any of the following events:

         (1) This Agreement shall at any time after its execution and delivery and for any reason cease (a) to create a valid and perfected first priority security interests in and to the property purported to be subject to such security agreement or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or any affiliate, subsidiary or guarantor of the Borrower;

         (i) "Equipment" shall mean and include all the Borrower's machinery, equipment, furniture, trade fixtures, motor vehicles, and intending to include all tangible personal property utilized in the conduct of the Borrower's business (but excluding therefrom Inventory, as that term is defined in the Code), and all replacements or substitutions therefor and all accessions thereto.

         All words and terms used in this Agreement other than those specifically defined in Paragraph 2, and except as specifically otherwise provided elsewhere in this Agreement, shall be deemed to have the meanings accorded to them in the Massachusetts

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Uniform Commercial Code, as amended from time to time (herein the "Code" or the
"Uniform Commercial Code".

         3. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of the Inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, however (but without limiting the generality of the foregoing), sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other rights hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, after an Event of Default has occurred, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral.

         Until the Bank shall otherwise notify the Borrower, all proceeds of and collections of Collateral shall be retained by the Borrower and used solely for the ordinary and usual operation of the Borrower's business. From and after notice by the Bank to the Borrower, all proceeds of and collections of the Collateral shall be held in trust by the Borrower for the Bank and shall not be commingled with the Borrower's other funds or deposited in any bank account of the Borrower; and the Borrower agrees to deliver to the Bank on the dates of receipt thereof by the Borrower, duly endorsed to the Bank or to the bearer, or assigned to the Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by the Borrower.

         4. Prior to an Event of Default, the Borrower may grant such allowances or other adjustments to Debtor(s) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the Inventory (subject to the provisions set forth in this Agreement with reference to returned Inventory). After an Event of Default, no such allowance or adjustment shall be made without obtaining the Bank's written consent in each instance.

         5.       Intentionally deleted.

         6.       Intentionally deleted.

         7. The Borrower shall pay to the Bank any and all costs and expenses (including, without limitation, reasonable attorney's fees, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Collateral.

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         8.       From and after notice to the Borrower pursuant to Paragraph 3, at the expiration of such period of time after receipt by the Bank as the Bank determines is reasonably sufficient to allow for clearance or payment of any items, the cash proceeds of the Collateral shall be credited to the Obligations, it being specifically understood and agreed, however, that an account receivable, contract right, general intangible, negotiable or nonnegotiable instrument (other than a check), or other non-cash proceeds shall not be so credited until actual payment thereof. All such credits shall, however, be conditional upon final payment to the Bank of the items giving rise to them and if any item is not so paid, the amount of any credit given for it shall be charged as a debit in said Borrower's loan account, if any, or against any deposit account of the borrower with the Bank, whether or not the item is returned.

         9. The Borrower shall hold its books and records relating to the Collateral in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request, all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all such papers of writings, and such other information with respect to any of the Collateral and such schedules of Inventory, schedules of accounts and such other writings as the Bank may in its sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

         10. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral as the Bank shall request from time to time to indicate and disclose that the Bank has a security interest in such Collateral.

         11. The Bank, or its representatives, at any time and from time to time, upon not less than three (3) business days notice (or one (1) days notice after the occurrence of Event of Default, while such Event of Default is continuing) shall have the right, and the Borrower will permit them:

                  (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders, and original correspondence);

                  (b) to inspect and examine the Borrower's Inventory or other Collateral and to check and test the same as to quality, quantity, value and condition; and the Borrower agrees to reimburse the Bank for its reasonable costs and expenses in so doing; and

                  (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

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         12.      The. Borrower will execute and deliver to the Bank any
writings and do all things necessary, effectual or requested by the Bank to carry into effect the provisions and intent of this Agreement, or to vest more fully in or assure to the Bank (including, without limitation, all steps to create and perfect) the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral, including the furnishing at the Borrower's own cost and expense, at such intervals as the Bank may establish from time to time, of reports, financial data arid analyses satisfactory to the Bank.

         13.      The Borrower covenants with and warrants to the Bank:

         (a) That all Equipment and Inventory in which the Bank is now or hereafter given a security interest pursuant to this Agreement will at all times be kept and maintained in good order and condition at the sole cost and expense of the Borrower.

         (b) That the Borrower will maintain in force one or more policies of insurance on all Equipment, Inventory and all other tangible Collateral against risks of fire (with customary extended coverage), sprinkler leakage, theft, loss or damage and other risks customarily insured against by companies engaged in businesses similar to that of the Borrower in such amounts, containing such terms, in such form, for such periods, covering such hazards and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss; the policies for the same shall be deposited with the Bank; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least ten (10) days' written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of the maintenance of such insurance satisfactory to the Bank, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower and as a debit charge in the Borrower's loan account, if any, or any other accounts of the Borrower with the Bank. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral which, in the aggregate with the loss or damage to all other Collateral caused by the same or any related occurrence, is estimated to total Twenty-Five 'Thousand ($25,000.00) Dollars or more shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations.

         (c) That at the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and that the Collateral, and each item thereof, is, will be, and shall continue to be free of all restrictions, liens, encumbrances, or other right, title or interest (other than the security interest therein granted to the Bank hereby and, except as set forth on Exhibit A hereto), credits, defenses, recoupments, set-offs, or counterclaims whatsoever; that the Borrower has and will have full power and authority to grant to the Bank a security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to Inventory as expressly permitted in Paragraph 3 of this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein) to any person other than the Bank; that to the best of Borrower's knowledge and belief, the Collateral is and will be valid and

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genuine in all respects; and that to the best of Borrower's knowledge and belief, all accounts receivable arise out of legally enforceable and existing contracts, in accordance with their tenor; and that upon the Borrower's acquisition of any interest in contract rights, it shall in writing immediately notify the Bank thereof, specifically identifying the same as contract rights, and, except for such contract rights, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and that the Collateral, other than Inventory, shall represent unconditional and undisputed bona fide indebtedness by the Debtor for sales or leases of Inventory shipped and delivered or services rendered by the Borrower to Debtor, and is not and will not be subject to any discount (except such cash or trade discounts as may be shown on any invoice, contract or other writing delivered to the Bank); and that the Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

         (d) That no contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument (negotiable or otherwise), and that no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or forthwith upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned, as may be appropriate), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer (provided, that if the Bank elects to leave chattel paper in the possession of the Borrower, such procedure shall be subject to the Borrower's compliance with the provisions of Paragraph 10 hereof and to the Bank's right to require delivery and endorsement or assignment of such chattel paper by the Borrower to the Bank whenever the Bank shall so request); and that any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the bank may request.

         (e)      (i)      That, except as the Bank may otherwise approve in
writing, and except for sale, processing, use, consumption or other disposition in the ordinary course of business pursuant to Paragraph 3 of this Agreement, the Borrower will keep all Inventory at one or more of the locations specified in the preamble to this Agreement or such other locations as the Borrower designates in writing to the Bank by notice given at least thirty (30) days prior to the relocation of such inventory.

                  (ii) That the Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records, or any of them, to another state without giving the Bank at least thirty (30) days' prior written notice thereof.

                  (iii) That the Borrower's chief executive office is correctly stated in the preamble to this Agreement, that the Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed writing of each of its other places of business, and that the Borrower shall not change the location of such chief office or open

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any new, or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days' prior written notice thereof.

         (f) That the Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and that the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Paragraph 13(f).

         (g)      Intentionally deleted

         (h) That the Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence which would adversely affect the value of, the Inventory or other Collateral. In the event that the Bank, in its sole discretion, shall determine that there has been any such loss, damage or material diminution in value, the Borrower will, whenever the Bank so requests, pay to the Bank within such period as the Bank shall specify such amount as the Bank, in its sole discretion, shall have determined represents such loss, damage or material diminution in value (any such payment, however, not to affect the Bank's security interest in such Inventory or other Collateral).

         (i) That the Bank may from time to time in the Bank's discretion hold and treat any deposits or other sums at any time credited by or due from the Bank to the Borrower and any securities or other property of the Borrower in the possession of the Bank, whether for safekeeping or otherwise, as collateral security for and apply or set the same off against any Obligations after an Event of Default has occurred. Without limiting the generality of the foregoing, if at any time the amount of the revolving credit as then set by the Bank shall be exceeded, the Borrower shall pay cash to the Bank in the amount of such excess if the Bank so requests, or the Bank may charge such amount against any deposit account of the Borrower with the Bank.

         (j) That if any of the Collateral includes a charge for, or if any loan by the Bank to the Borrower shall be subject to any tax payable to any government al taxing authority, the Borrower shall pay such. tax independently when due. The Bank may retain the full proceeds of the Collateral and the Borrower will indemnify and save the Bank harmless from any loss, cost, liability or expense (including, without limitation, reasonable attorney's fees), in connection therewith.

         (k) That at any time or times and whether or not an Event of Default has occurred, the Bank may notify any Debtor or Debtors of its security interest in the Collateral and Collect all amounts due thereon; and the Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in

                                      - 9 -
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the Collateral in whatever manner the Bank requests, and if the Bank so requests, to permit the Bank to mail such notices at the Borrower's expense.

         (l) That the Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances on any of the Collateral, or take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it or as a debit charge against the Borrower's loan account, if any, or any other deposit account of the Borrower with the Bank

         (m) If any of Borrower's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, Borrower will immediately notify Bank thereof in writing and execute any instruments and take any steps required by Bank in order that all monies due and to become due under such contracts-shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act.

         (n) That all representations now or hereafter made by the Borrower to the Bank, whether in this Agreement or in any supporting or supplemental reports, statements or documentation, including, without limitation, statements relating to the Collateral and financial statements, are, and will be, at and as of the date when made true and correct in all respects.

         (o) That the Equipment shall always remain personal property regardless of its attachment to realty in any manner, and if this [ ] is checked: (i) the Equipment is to be attached to the real estate described as follows: (ii) the record owner of which real estate is: and (iii) the Borrower will deliver to the Bank, in form and substances satisfactory to the Bank, a disclaimer of any interest in the Collateral executed by all persons now or hereafter claiming any interest in said real estate.

         (p) Except for the Bank's gross negligence or willful misconduct, Borrower will indemnify and save Bank harmless from all loss, costs, damage, liability or expenses (including, without limitation, court costs and reasonable attorneys, fees) that Bank may sustain or incur by reason of defending or protecting this security interest or the priority thereof or enforcing the Obligations, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or in connection with this Agreement and/or any other documents now or hereafter executed in connection with this Agreement and/or the Obligations and/or the Collateral. This indemnity shall survive the repayment of the Obligations and the termination of Bank's agreement to make loans available to Borrower and the termination of this Agreement.

         (q)      Intentionally Omitted

         (r) Borrower hereby grants to Bank for a term to commence on the date of this Agreement and continuing thereafter until all debts and Obligations of any kind or character owed to Bank are fully paid and discharged, a non-exclusive irrevocable royalty-free license in connection with the Bank's exercise of its rights hereunder, to use,

                                     - 10 -
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apply or affix any trademark, trade name logo or the like and to use any patents, in which the Borrower now or hereafter has rights, which license may be used by Bank upon and after the occurrence of any one or more of the Events of Default, provided, however, that such use by Bank shall be suspended if such Events of Default are cured. This license shall be in addition to, and not in lieu of, the inclusion of all of Borrower's trademarks, service marks, tradenames, logos, goodwill, patents, franchises and licenses in the Collateral; in addition to the right to use said Collateral as provided in this paragraph, Bank shall have full right to exercise any and all of its other rights regarding Collateral with respect to such trademarks, service marks, tradenames, logos, goodwill, patents, franchises and licenses.

         14. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, to be exercised only after an Event of Default, to convert the Collateral into cash, including without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the Inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower or any notice to the Debtors or on verification of the Collateral; and to sign and/or file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest, without any signature of the Debtor to the extent permitted by any applicable law. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for willful misconduct in bad faith. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower to the Bank shall remain unpaid.

         Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in an attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which

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

event all amounts collected by the Borrower on such item shall nevertheless be subject to the provisions of the last sentence of Paragraph 3 of this Agreement.

         15. The Bank is hereby authorized, at its election, at any time or times after an Event of Default events has occurred, or without any further demand or notice except to such extent as notice may be required by applicable law, to sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it by applicable law, all as the Bank may determine. If notice of a sale or other action by the Bank is required by applicable law, the Borrower agrees that five
(5) days' written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is larger, shall be sufficient; and that to the extent permitted by such law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations, and any sale (public or private) shall be free from any right of redemption, which the Borrower hereby waives and releases. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all direct Obligations of the Borrower to the Bank, and all costs and expenses of manufacturer, processing, completion or installation of the Inventory; collection, storage, custody, sale and delivery of the Inventory, the Equipment, and/or the Collateral, including, without limitation, reasonable attorneys' fees, and after retaining as collateral security or applying as the Bank may elect (in whole or in part at any time and from time to time) amounts equal to the aggregate of all other Obligations shall be returned to the Borrower or to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower.

         16. The Borrower waives notice of nonpayment, demand, presentment, protest or notice of protest of the Collateral, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions (all of which are hereinafter collectively referred to as the "Bank's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Borrower hereunder shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Borrower at any time (whether before, during or after the effective date or term of this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Bank's rights and remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under any such other agreement or transaction) but all of the Bank's rights and remedies not only under the provisions of this Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

         17. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

         18. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon, notwithstanding payment of all Obligations of the Borrower to the Bank at any time or times) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. Upon the later to occur of the effective date of any such termination and the date on which all Obligations are paid in full, the Bank shall terminate its security interests in the Collateral and the Bank shall deliver to Borrower termination statements with respect thereto. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights and obligations of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral.

         19.      Intentionally Omitted

         20. This Agreement is intended to take effect as a sealed instrument and has been executed or completed and is to be performed in Massachusetts, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the domestic laws of The Commonwealth of Massachusetts.

         21. Notwithstanding the existence of any other security interests in the Collateral described in this Agreement held by the Bank or by any other party, or the existence of any other mortgage or security interest in any other property or collateral of the Borrower or of any co-obligor, guarantor or endorser held by the Bank or any other party, the Bank shall have the right to determine the order in which any or all of said collateral and property, including the Collateral, shall be subjected to the remedies provided herein and in any other security agreement or mortgage granted by the Borrower or any other party and the right to determine the order in which any or all portions of the Obligations secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein or therein. The Borrower and any party who consents to this interest in the said Collateral and other property and who has actual or constructive notice hereof hereby waives and shall be deemed to have waived any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         22. Any notices under or pursuant to this Agreement shall be deemed duly received by the Borrower and effective if delivered in hand to any officer or agent of the Borrower, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower at the Borrower's last address on the Bank's records.

         Any notices to the Bank under or pursuant to this Agreement shall be mailed to the Bank by registered, certified, or express mail, return receipt requested, addressed to the Bank as follows:

                  Citizens Bank of Massachusetts
                  331 Montvale Avenue
                  Woburn, MA 01801
                  Attn: Nathan E. Pusey

         and shall be deemed effective two (2) business days after receipt by the Bank,

                               HITITTE MICROWAVE CORPORATION


                               By: /s/ Yalcin Ayasli
                                   --------------------------------------------
                               Name: Dr. Yalcin Ayasli, President and Treasurer


                               CITIZENS BANK OF MASSACHUSETTS


                               By: /s/ Nathan E. Pusey
                                   --------------------------------------------
                               Name: Nathan E. Pusey, Vice President

                        THE COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                   October __, 2001

         Then personally appeared Yalcin Ayasli, President and Treasurer of Hittite Microwave Corporation, known to me, and acknowledged the foregoing to be his duly authorized and free act and deed as President and Treasurer and the free act and deed of Hittite Microwave Corporation.

                               /s/ William Sylvanowicz
                               ------------------------------------------
                               Notary Public
                               My commission expires:  February 8, 2002

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